                                                                    EXHIBIT 23.1
                              ACCOUNTANTS' CONSENT

The Board of Directors
Orchid BioSciences, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

Princeton, New Jersey
February 18, 2000


                                              /s/ KPMG LLP
                                             ------------------
                                             KPMG LLP